UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22602

COTTONWOOD MUTUAL FUNDS

 (Exact name of registrant as specified in charter)

225 West Washington Street, 21st Floor

Chicago, Illinois 60606

(Address of principal executive offices)(Zip code)

Capitol Services, Inc.

615 S. Dupont Hwy, Dover, DE 19901

(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 564-5100

Date of fiscal year end: December 31st

Date of reporting period: 12/31/2014

Item 1.  Reports to Stockholders.

Clifford Capital Partners Fund

Investor Class (CLFFX)

Institutional Class (CLIFX)

ANNUAL REPORT

December 31, 2014

CLIFFORD CAPITAL PARTNERS FUND

LETTER TO SHAREHOLDERS

DECEMBER 31, 2014 (UNAUDITED)

Happy 2015!

Best wishes to all of you for a healthy and prosperous 2015! We at Clifford Capital are grateful for your support.

While the Fund is still new (began trading on January 31, 2014), this is the 5th New Year that we are entering at Clifford Capital Partners, LLC. Every year around this time I’m asked by investors, colleagues and friends what my thoughts are about the upcoming year. What will 2015 bring to stock investors? How do you feel about the markets? Other questions relating to current events include: what do you think about the rapid decline in oil prices? What will happen when the Fed raises interest rates? How will a strong dollar affect U.S. stock prices?

Those of you who know Clifford Capital and our investing philosophy probably know that we don’t hold strong views about the overall stock market and macroeconomic happenings. We are a bottom-up stock picking firm, selecting investments one-by-one based on their own individual merits and not on a big-picture forecast of the macro economy or the direction of the stock market. This being said, we are also avid readers and strive to understand what’s going on in the world and in financial markets because these factors can, and do, affect the companies we invest in.

It’s Almost Like Football

We spend the majority of our time understanding the companies we invest in (collectively “our team”), and their strengths, weaknesses, opportunities and threats. This includes analysis of competitors who are striving to win some of their profits. Using a football analogy, we think it is wise to focus on our own team’s strengths and the game plan we will employ to win the game. An obvious part of this is analyzing the competition as well. We spend considerably less time worrying about macro factors (analogous to the weather for a football game), while understanding that adverse changes can lead to adjustments in the game plan.

For example, just as a pass-happy football team that aggressively throws downfield passes 50-70% of the time may require a shift in its game plan if high winds and snow were forecasted for an upcoming contest, we think it’s wise to be aware of the winds and weather of macroeconomic events and the overall sentiment around, and valuation-levels of, the overall stock market.

In an ironic twist, however, we believe it is when the investment “weather” is the calmest that the greatest risks tend to be present. Conversely, when the investment winds are howling and the storms of volatility and market declines are pounding the investment landscape we believe it is often a wonderful time to be an investor because of the values that arise.

In other words, our job as coach (Fund adviser) is to prepare our team (the portfolio) for unexpected bad weather when times are good. We strive to be disciplined when things are going well and maintain vigilance when other investors are becoming more euphoric.

CLIFFORD CAPITAL PARTNERS FUND

LETTER TO SHAREHOLDERS (CONTINUED)

DECEMBER 31, 2014 (UNAUDITED)

When times are tough and the winds and snow are swirling, our job also requires us to strive to maintain our composure and game plan and not be afraid to make the calls we believe we are capable of executing. We do this by opportunistically investing when we believe value exists, even if things appear bleak. This is what it means to us to be a contrarian.

A quote from the late Sir John Templeton, who is one of my favorite investors, sums up this contrarian type of thinking: "Bull markets are born on pessimism, grow on skepticism, mature on optimism, and die on euphoria. The time of maximum pessimism is the best time to buy, and the time of maximum optimism is the best time to sell."

As we write this letter, we see neither euphoria nor extreme pessimism among the stocks we follow. However, on the continuum between euphoria and despondency, we believe the investment climate is moving closer to the euphoric side. Since the last major stock market correction in the summer and early fall of 2011, when we definitely felt high levels of investor pessimism, the S&P 500 has more than doubled (S&P 500 Total Return Index increased 100.9% from its low on October 3, 2011 to December 31, 2014.) and the pool of potential investment opportunities that meet our criteria has become smaller.

This doesn’t mean that we won’t be able to find any new investments—opportunities can arise in any type of stock market, and we enjoy the challenge of looking for them—but we believe today’s environment makes the hunt for investment bargains a bit more difficult. Despite this, we still believe our portfolio holdings in the Fund are attractive long-term investments and we believe that the Fund is well-positioned for long-term success.

2014 Review

As mentioned in our quarterly letters, we don’t focus on short-term investment results. Our investment process and investing philosophy are long-term in nature, and our internal goals revolve around long-term performance. However, we also recognize that the long-term consists of multiple shorter-term periods, so we will continue to discuss shorter-term investment results and let you know what’s been going well, and what hasn’t.

The Fund had a solid start in 2014, in our view. Since the inception of the Fund on January 31, 2014, the Institutional Class (ticker: CLIFX) and Investor Class (ticker: CLFFX) of the Fund appreciated by 20.51% and 20.42%1, respectively, ahead of the S&P 500’s 17.76% return over the same time period. We are pleased with the results so far, especially given that the Fund has a higher weight of smaller companies than its S&P 500 benchmark and small cap stocks increased significantly less than their larger counterparts during 2014. Since January 31 the Russell 2000 (a good proxy for small-cap stocks) appreciated by about 7.9%, almost 10% less than the S&P 500.

1Performance data quoted represents past performance, including reinvestment of all capital gain and dividend distributions; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted.

CLIFFORD CAPITAL PARTNERS FUND

LETTER TO SHAREHOLDERS (CONTINUED)

DECEMBER 31, 2014 (UNAUDITED)

Performance data current to the most recent month end may be obtained by calling (866) 878-5677.

Short term performance, in particular, is not a good indication of the fund’s future performance, and an investment should not be made based solely on returns.

One of the biggest stories exiting 2014 was a precipitous—and well documented—drop in oil prices that has been a welcome development at the gas pump, but less so for energy-related stock prices. We have been looking at several energy and oil-related investments—and we already own some—but we have not found a plethora of extremely attractive values, based on our work. We strive to maintain discipline with all our investments and in the case of companies that are dependent on the price of a commodity, we try to be extremely selective.

We don’t hold a strong view on the direction of oil prices; therefore, our preference is to look for investments in financially sound companies that can weather a prolonged period of low oil prices (i.e. not dependent on a rapid bounce back) and most importantly to us, have stock prices that reflect an oil-price scenario that is more dire than is reasonably likely, based on our analysis. Adapting Sir John Templeton’s quote from above, we are looking for oil-related stocks that have priced in extreme pessimism, and so far we haven’t found many such opportunities.

Individual Stock Performance

The two greatest contributors to the Fund in 2014 were Conversant, Inc. (ticker: CNVR – 0.00% position at December 31, 2014) and C.H. Robinson Worldwide, Inc. (ticker: CHRW – 4.81% position at December 31, 2014). Conversant—a digital marketing firm and owner of the largest affiliate marketing network in the country—was one of our favorite companies in the Fund and was one of the largest contrarian positions throughout 2014. In September the firm agreed to be acquired by Alliance Data Systems (ticker: ADS – 0.0% of the Fund) for about $35 per share in a combination of cash and ADS shares, which represented a premium of over 30% to CNVR’s stock price the day before the announcement. We believed the deal represented a fair price and was consistent with our own fair value estimate for the shares. We decided that we did not want to own any ADS shares going forward; therefore, we completely sold out of CNVR prior to the closing of the merger. We were pleased with our investment in Conversant and wish their management team the best in their new home.

CHRW—a freight broker—remains one of our favorite core investments and is the largest investment in the Fund as of the end of 2014. We believe CHRW has a very compelling product offering—an unmatched national network of shipping offices to serve its customers who are shipping goods, and relationships with thousands of freight haulers (mostly trucks). This network provides CHRW’s customers shipping services at rates that we believe they could not receive on their own, or do not have the time or resources to procure.

CHRW’s business model is simple: they seek to charge their customers an amount that is a bit above what they pay the trucking companies for moving the freight, or the “spread”.

CLIFFORD CAPITAL PARTNERS FUND

LETTER TO SHAREHOLDERS (CONTINUED)

DECEMBER 31, 2014 (UNAUDITED)

Over the past few years, the spread had been under pressure, a situation that we believed to be a cyclical issue and not a long-term problem. After a string of disappointing earnings results over the past several years because of this spread compression, the stock price drifted lower and provided our buying opportunity. Beginning in the first quarter of 2014, the firm began posting better than expected results and announced some large increases in the prices it is charging its customers for shipping their freight, which has resulted in a widening spread. While it’s too early to declare victory here, we believe CHRW is on the right track for future growth and we believe it will continue to show improved results.

The two largest detractors in the Fund in 2014 were contrarian stock Avon Products, Inc. (ticker: AVP – 4.44% position at December 31, 2014) and core holding Hancock Holding Company, (ticker: HBHC – 4.69% position at December 31, 2014).

Avon had a difficult 2014 and has been in investors’ doghouse for several years as it has struggled with repairing its image for some improper overseas practices (which have been completely remedied, in our opinion) and also working to enhance its business model across the world, while shedding costs (still a work in progress). We believe the new CEO, Sheri McCoy has made significant progress in the firm’s turnaround, but many investors have lost patience, given another recent setback in near-term results.

The firm’s most valuable market, Brazil, faced a difficult economy in 2014, which has been detrimental to Avon’s sales in that country. Additionally, since over 85% of the company’s sales are outside of the U.S., the dollar’s strength against the currencies of those countries in which Avon does business has created a headwind to near-term dollar-based results. While these worries are certainly valid, we believe the market has overestimated the effects these will have on Avon over the long term and we believe its stock is still compelling.

In particular, our analysis suggests that Avon’s business in Latin America alone would be worth almost all of—if not slightly more than—Avon’s market value at the end of 2014, even though it accounts for less than half of its total sales. We think currency headwinds, while a nuisance to its near-term reported earnings, do not meaningfully affect our long-term view of what Avon is worth. We also expect the company’s turnaround efforts to bear more fruit in 2015 than what investors currently assume. Even though more patience may be required (and we believe impatience is what created this investment opportunity), we believe Avon’s stock represents a compelling value.

Hancock Holding is the holding company for Hancock Bank and Whitney Bank in the southeast U.S. We think Hancock is one of the best regional banks in the country, with an excellent management team and an attractive banking franchise. It weathered the financial crisis in solid shape, which allowed it to take over Whitney Bank—a larger New Orleans-based bank, boasting one of the most attractive deposit franchises in the country—for what we believed to be an good price in 2011. Hancock has a very low cost of funds, thanks to its attractive deposit base, a strong capital position, and, we believe, good growth prospects.

CLIFFORD CAPITAL PARTNERS FUND

LETTER TO SHAREHOLDERS (CONTINUED)

DECEMBER 31, 2014 (UNAUDITED)

Despite these strengths, earnings have been held back in 2014 by extremely low interest rates, which negate much of the benefit of its low-cost deposit base. Additionally, Hancock’s reported earnings have been difficult to analyze and have been affected negatively by accounting adjustments related to its Whitney acquisition. We also believe the decline in oil prices has hurt Hancock’s stock, given its exposure to energy companies. These various circumstances have led to a meaningful decline in Hancock’s share price, especially over the last two months of 2014.

We believe these concerns are temporary events. For example, we expect Hancock to still generate modest earnings growth even if interest rates stay low and if/when interest rates increase, earnings should grow significantly faster than investors expect because their deposit costs should remain low while the rates they charge for their loans increases. Its acquisition-related accounting issues will go away over the next few years and have very little economic impact to the value of the firm, so we aren’t concerned with them. Finally, we believe that Hancock’s credit standards are very strong and we do not expect large losses in its energy loan portfolio.

We think Hancock is trading at a very attractive price, especially given the quality of the bank. At the end of 2014, Hancock’s stock was trading at about 1.0X book value, a lower valuation than it traded for in the heart of the financial crisis, and much lower than what we believe is warranted for an excellent regional bank. We believe it will overcome the pressures it is facing today and is a solid long-term investment.

Final Comments

Thank you for your investment in the Fund. We appreciate your support, and we will continue to strive to prudently manage your money.

Sincerely yours,

Ryan Batchelor, CFA, CPA

Principal and Portfolio Manager

Clifford Capital Partners, LLC

The fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling (866) 878-5677, or by going to the Clifford Capital Partners Funds website at www.cliffordcapfunds.com and clicking on the “Prospectus” link. Read it carefully before investing.

CLIFFORD CAPITAL PARTNERS FUND

LETTER TO SHAREHOLDERS (CONTINUED)

DECEMBER 31, 2014 (UNAUDITED)

Risks of the Fund

The Fund invests in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing, including the financial risk of selecting individual companies that do not perform as anticipated. Over time, the stock markets tend to move in cycles. The value of the Fund's investments may increase or decrease more than the stock markets in general.

Investing in the securities of small-cap and mid-cap companies generally involves substantially greater risk than investing in larger, more established companies. These companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies, and may be more vulnerable than larger companies to adverse business or economic developments; the risk exists that the companies will not succeed; and the prices of the companies’ shares could dramatically decline in value. Companies with large market capitalizations go in and out of favor based on various market and economic conditions. Prices of securities of larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

The Fund is a focused fund and generally holds stocks of between only 25 and 35 companies once fully invested. Focusing investments in a small number of companies may subject the Fund to greater share price volatility and therefore a greater risk of loss because a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

Because the Fund invests primarily in value stocks (stocks that the Adviser believes are undervalued), the Fund’s performance may at times be better or worse than the performance of stock funds that focus on other types of stock strategies (e.g., growth stocks), or that have a broader investment style.

The Fund was recently formed. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

The Clifford Capital Partners Funds are distributed by Rafferty Capital Markets, LLC

CLIFFORD CAPITAL PARTNERS FUND

FEES AND EXPENSES OF THE FUND

DECEMBER 31, 2014 (UNAUDITED)

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
Redemption Fee (as a percentage of the amount redeemed on shares after holding them for 60 days or less)	2.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%
Distribution and Service 12b-1 Fees	0.20%	0.00%
Other Expenses[1]	0.00%	0.00%
Total Annual Fund Operating Expenses	1.10%	0.90%

1.  Based on estimated amounts for the current fiscal year.

CLIFFORD CAPITAL PARTNERS FUND

INSTITUTIONAL CLASS

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2014 (UNAUDITED)

FOR PERIOD JANUARY 31, 2014* THROUGH DECEMBER 31, 2014

	Since Inception *	Ending Value
Clifford Capital Partners Fund - Institutional Class	20.51%	$ 12,051
S&P 500 Index	17.76%	$ 11,776

Cumulative Performance Comparison of $10,000 Investment Since Inception *

* Date of commencement of investment operations (January 31, 2014).

This chart assumes an initial investment of $10,000 made on the closing of January 31, 2014 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.  Performance data current to the most recent month-end may be obtained by calling (866) 878-5677.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

CLIFFORD CAPITAL PARTNERS FUND

INVESTOR CLASS

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2014 (UNAUDITED)

FOR PERIOD JANUARY 31, 2014* THROUGH DECEMBER 31, 2014

	Since Inception *	Ending Value
Clifford Capital Partners Fund - Investor Class	20.42%	$ 12,042
S&P 500 Index	17.76%	$ 11,776

Cumulative Performance Comparison of $10,000 Investment Since Inception *

* Date of commencement of investment operations (January 31, 2014).

This chart assumes an initial investment of $10,000 made on the closing of January 31, 2014 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Performance data current to the most recent month-end may be obtained by calling (866) 878-5677.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

CLIFFORD CAPITAL PARTNERS FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2014 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the Schedule of Investments.

Technology
17.15%
Utilities
4.39%
Basic Materials
1.15%
Cash Equivalent
9.13%
Communication Services
5.55%
Consumer Cyclical
9.60%
Consumer Defensive
19.62%
Energy
5.20%
Financial Services
13.30%
Healthcare
7.37%
Industrials
7.54%

Sectors are categorized using Morningstar® classifications.

CLIFFORD CAPITAL PARTNERS FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2014

Shares		Value

COMMON STOCK - 89.95%

Arrangement of Transportation of Freight & Cargo - 4.75%
1,939	C.H. Robinson Worldwide, Inc.	$ 145,212

Beverages - 3.03%
978	PepsiCo, Inc.	92,480

Bituminous Coal & Lignite Surface Mining - 1.14%
3,800	Cloud Peak Energy, Inc. *	34,884

Computer Communications Equipment - 2.24%
2,458	Cisco Systems, Inc.	68,369

Crude Petroleum & Natural Gas - 3.35%
1,674	Devon Energy Corp.	102,465

Electric & Other Services Combined - 4.35%
3,584	Exelon Corp.	132,895

Electromedical & Electrotherapeutic Apparatus - 2.88%
1,220	Medtronic, Inc.	88,084

Fire, Marine & Casualty Insurance - 1.97%
1,076	American International Group, Inc.	60,267

Measuring & Controlling Devices - 4.21%
3,766	Landauer, Inc.	128,571

Perfumes, Cosmetics & Other Toilet Preparations - 4.38%
14,273	Avon Products, Inc.	134,023

Petroleum Refining - 1.79%
593	Exxon Mobil Corp.	54,823

Pharmaceutical Preparations - 4.41%
711	Johnson & Johnson	74,349
1,053	Teva Pharmaceutical Industries Ltd. ADR	60,558
		134,907
Radio & TV Broadcasting & Communications Equipment - 3.79%
2,684	Dolby Laboratories, Inc. Class A	115,734

Retail-Apparel & Accessory Stores - 3.83%
12,079	Tilly's, Inc. Class A *	117,045

* Represents non-income producing security during the period.

ADR - American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

CLIFFORD CAPITAL PARTNERS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2014

Shares		Value

Retail-Variety Stores - 6.65%
1,827	Target Corp.	$ 138,688
753	Wal-Mart Stores, Inc.	64,668
		203,356
Semiconductors & Related Devices - 3.07%
2,061	Linear Technology Corp.	93,982

Services-Business Services - 5.47%
1,028	EBay, Inc. *	57,691
1,273	MasterCard, Inc. Class A	109,682
		167,373
Services-Computer Integrated Systems Design - 4.62%
9,069	Quality Systems, Inc.	141,386

Services-Computer Credit Reporting, Collection Agencies - 2.71%
686	Dun & Bradstreet Corp.	82,979

Services-Educational Services - 2.83%
12,441	Career Education Corp. *	86,589

Services-Prepackaged Software - 2.84%
1,868	Microsoft Corp.	86,769

Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 2.54%
851	Procter & Gamble Co.	77,518

State Commercial Banks - 7.61%
4,605	Hancock Holding Co.	141,373
1,355	Northern Trust Corp.	91,327
		232,700
Telephone Communications (No Radiotelephone) - 5.49%
3,710	Lumos Networks Corp.	62,402
6,233	Orange SA ADR	105,462
		167,864

TOTAL FOR COMMON STOCK (Cost $2,551,118) - 89.95%		$ 2,750,275

SHORT TERM INVESTMENTS - 9.04%
276,401	Federated Government Obligations Fund - Institutional Class, 0.01%, (Cost $276,401) **	276,401

TOTAL INVESTMENTS (Cost $2,827,519) - 98.99%		$ 3,026,676

OTHER ASSETS LESS LIABILITIES - 1.01%		30,883

NET ASSETS - 100.00%		$ 3,057,559

* Represents non-income producing security during the period.

** Variable Rate Security, the coupon rate shown represents the 7-day yield at December 31, 2014.

ADR - American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

CLIFFORD CAPITAL PARTNERS FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2014

Assets:
Investments in Securities, at Value (Cost $2,827,519)	$ 3,026,676
Receivables:
Shareholder Subscriptions	40,000
Dividends and Interest	6,040
Total Assets	3,072,716
Liabilities:
Payables:
Advisory Fees	15,040
Service (12b-1) Fees - Investor Class	117
Total Liabilities	15,157
Net Assets	$ 3,057,559

Net Assets Consist of:
Paid In Capital	$ 2,823,896
Accumulated Undistributed Realized Gain on Investments	34,506
Unrealized Appreciation in Value of Investments	199,157
Net Assets	$ 3,057,559

Institutional Class Shares:
Net Assets	$ 2,893,713
Shares Outstanding (Unlimited number of shares authorized without par value)	244,534
Net Asset Value, Offering and Redemption Price Per Share	$ 11.83

Investor Class Shares:
Net Assets	$ 163,846
Shares Outstanding (Unlimited number of shares authorized without par value)	13,818
Net Asset Value and Offering Price Per Share	$ 11.86
Short-Term Redemption Price Per Share *	$ 11.62

*  The Investor Class Shares will impose a 2% redemption fee on shares redeemed within 60 days from purchase.

The accompanying notes are an integral part of these financial statements.

CLIFFORD CAPITAL PARTNERS FUND

STATEMENT OF OPERATIONS

For the period(a) ended December 31, 2014

Investment Income:
Dividend Income (net of $304 of foreign tax withheld)	$ 36,923
Interest Income	14
Total Investment Income	36,937

Expenses:
Advisory Fees	15,040
Service (12b-1) Fees - Investor Class	117
Total Expenses	15,157

Net Investment Income	$ 21,780

Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	66,897
Net Change in Unrealized Appreciation on Investments	199,157
Net Realized and Unrealized Gain on Investments	266,054

Net Increase in Net Assets Resulting from Operations	$ 287,834

(a)  The Fund commenced investment operations on January 31, 2014.

The accompanying notes are an integral part of these financial statements.

CLIFFORD CAPITAL PARTNERS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended	(a)
	12/31/2014
Increase in Net Assets From Operations:
Net Investment Income	$ 21,780
Net Realized Gain on Investments	66,897
Change in Unrealized Appreciation on Investments	199,157
Net Increase in Net Assets Resulting from Operations	287,834

Distributions to Shareholders:
Net Investment Income
Institutional Class	(21,358)
Investor Class	(717)
Realized Gains
Institutional Class	(30,313)
Investor Class	(1,783)
Total Dividends and Distributions Paid to Shareholders	(54,171)

Capital Share Transactions (See Note 6)	2,823,896

Total Increase in Net Assets	3,057,559

Net Assets:
Beginning of Period	-

End of Period (including accumulated undistributed net investment income (loss) of $0)	$ 3,057,559

(a)  The Fund commenced investment operations on January 31, 2014.

The accompanying notes are an integral part of these financial statements.

CLIFFORD CAPITAL PARTNERS FUND

INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

  Selected data for a share outstanding throughout the period.

	Period Ended	(a)
	12/31/2014

Net Asset Value, at Beginning of Period	$ 10.00

Income From Investment Operations:
Net Investment Income *	0.13
Net Realized and Unrealized Gain on Investments	1.92
Total from Investment Operations	2.05

Distributions from:
Net Investment Income	(0.09)
Net Realized Gain	(0.13)
Total from Distributions	(0.22)

Net Asset Value, at End of Period	$ 11.83

Total Return **	20.51%	(c)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 2,894
Ratio of Expenses to Average Net Assets	0.90%	(b)
Ratio of Net Investment Income to Average Net Assets	1.30%	(b)
Portfolio Turnover	31.91%	(c)

(a)  The Fund commenced investment operations on January 31, 2014.

(b) Annualized

(c) Not Annualized

* Per share net investment income (loss) has been determined on the basis of average shares method.

** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

The accompanying notes are an integral part of these financial statements.

CLIFFORD CAPITAL PARTNERS FUND

INVESTOR CLASS

FINANCIAL HIGHLIGHTS

  Selected data for a share outstanding throughout the period.

	Period Ended	(a)
	12/31/2014

Net Asset Value, at Beginning of Period	$ 10.00

Income From Investment Operations:
Net Investment Income *	0.13
Net Realized and Unrealized Gain on Investments	1.91
Total from Investment Operations	2.04

Distributions from:
Net Investment Income	(0.05)
Net Realized Gain	(0.13)
Total from Distributions	(0.18)

Redemption Fees	-

Net Asset Value, at End of Period	$ 11.86

Total Return **	20.42%	(c)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 164
Ratio of Expenses to Average Net Assets	1.10%	(b)
Ratio of Net Investment Income to Average Net Assets	1.19%	(b)
Portfolio Turnover	31.91%	(c)

(a)  The Fund commenced investment operations on January 31, 2014.

(b) Annualized

(c) Not Annualized

* Per share net investment income (loss) has been determined on the basis of average shares method.

** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

The accompanying notes are an integral part of these financial statements.

CLIFFORD CAPITAL PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014

1.  ORGANIZATION

Cottonwood Mutual Funds (the “Trust”) is an open-end management investment company organized as a statutory trust under the laws of Delaware by the filing of a Certificate of Trust on August 31, 2011.  As of December 31, 2014, the Trust currently consists of three series of shares of beneficial interest (“shares”). The Clifford Capital Partners Fund (the “Fund”) commenced operations on January 31, 2014. The Fund is a diversified fund. The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series. The investment adviser to the Fund is Clifford Capital Partners, LLC (“Adviser”). The Fund’s investment objective is long-term capital appreciation.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”).

SECURITY VALUATIONS: All investments in securities are recorded at their estimated fair value, as described in Note 3.

ORGANIZATIONAL AND OFFERING EXPENSES:  All costs incurred by the Fund in connection with the organization, offering and initial registration of the Fund, principally professional fees, were paid on behalf of the Fund by the Adviser and will not be borne by the Fund.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax position, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2014 tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period January 31, 2014 (commencement of investment

CLIFFORD CAPITAL PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

operations) through December 31, 2014, the Fund did not incur any interest or penalties. The Fund’s tax filings are open for examination for all tax periods since inception.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income taxes purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. The reclassification was due to distribution adjustments and is as follows as of December 31, 2014:

Accumulated Net Investment Loss	$ 295
Accumulated Realized Gain	$(295)

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

OTHER: The Fund records security transactions on the trade date. The highest cost method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the appropriate country’s rules and tax rates.

3.  SECURITIES VALUATIONS

As described in Note 2, all investments in securities are recorded at their estimated fair value. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to the valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar

CLIFFORD CAPITAL PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS:  A description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis follows:

Equity securities (common stocks including ADRs) - Equity securities are valued by using market quotations furnished by a pricing service when the Adviser believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Generally if the security is traded in an active market and is valued at the last sales price, the security is categorized as a Level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price the position is generally categorized as Level 2. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Adviser in good faith, in accordance with guidelines adopted by and subject to review of the Board and are categorized in Level 2 or Level 3, when appropriate.

Money Markets - Money market securities are priced at the NAV  (“Net Asset Value”) provided by the service agent of the Fund. These securities will be categorized as Level 1 securities.

CLIFFORD CAPITAL PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of December 31, 2014:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 2,750,275	$ -	$ -	$ 2,750,275
Short-Term Investments	276,401	-	-	276,401
Total	$ 3,026,676	$ -	$ -	$ 3,026,676

The Fund did not hold any Level 3 assets (those valued using significant unobservable inputs) during the period ended December 31, 2014. The Fund did not hold derivative instruments during the period ended December 31, 2014. For more detail on the industry classification of investments, please refer to the Fund’s Schedule of Investments. There were no transfers into or out of the levels during the period ended December 31, 2014. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

4.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER:  Under the Investment Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund.  Under this Agreement the Adviser pays the operating expenses of the Fund excluding fees payable under the Advisory Agreement, brokerage fees and commissions, taxes, fees pursuant to a Rule 12b-1 distribution plan, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), the costs of acquired fund fees and expenses, extraordinary expenses, and non-recurring expenses.  For its services the Adviser receives an investment management fee equal to 0.90% of the average daily net assets of the Fund.  For the period January 31, 2014 (commencement of investment operations) through December 31, 2014, the Adviser earned $15,040. At December 31, 2014, the Fund owed the Adviser $15,040.

ADMINISTRATOR: Control individuals, Mr. Daniel Hart and Mr. Greg Myers of Cortland Fund Services, LLC (the “Administrator”) also serve as trustees/officers of the Fund. The individuals receive benefits from the Administrator resulting from administrative fees paid to the Administrator of the Fund by the Adviser.

5.  SHAREHOLDER SERVICE FEES

The Fund has adopted a Shareholder Services Plan for the Investor Class shares.  Pursuant to the Plan, the Fund compensates certain financial intermediaries that provide shareholder services.  The Plan provides that the Fund will pay the annual rate of 0.20% (for Investor Class shares) of the average daily net assets of the Fund’s Shares for activities relating to shareholder services.  Such activities may include the provision of sub-accounting, recordkeeping and/or administrative services, responding to customer inquiries, and providing information on customer investments.  Because the shareholder services fees are paid out of the Fund's assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types

CLIFFORD CAPITAL PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

of sales charges. For the period January 31, 2014 (commencement of investment operations) through December 31, 2014, the Fund accrued $117 in Shareholder Service fees. At December 31, 2014, the Fund owed the Adviser $117.

6.  CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue an unlimited number of shares of separate series.  Paid in capital for the Fund at December 31, 2014 was $2,823,896 representing 258,352 shares outstanding.

Transactions in capital stock for the period January 31, 2014 (commencement of investment operations) through December 31, 2014 were as follows:

Institutional Class Shares	January 31, 2014 through December 31, 2014
	Shares	Amount
Shares sold and proceeds received *	262,490	$ 2,874,899
Shares issued in reinvestment of distributions	4,324	51,671
Shares redeemed and proceeds paid	(22,280)	(256,000)
Net increase	244,534	$ 2,670,570

Investor Class Shares	January 31, 2014 through December 31, 2014
	Shares	Amount
Shares sold and proceeds received	13,916	$ 154,280
Shares issued in reinvestment of distributions	209	2,500
Shares redeemed and proceeds paid	(307)	(3,454)
Net increase	13,818	$ 153,326

* During the period ended December 31, 2014, the Institutional Class shares accepted securities eligible for investment by the Fund as consideration for the Fund shares issued amounting to 118,600 shares at a fair value of $1,295,314.

7.  INVESTMENTS

For the period January 31, 2014 (commencement of investment operations) through December 31, 2014, the cost of purchases and the proceeds from sales, other than U.S. Government Securities, and short-term securities, aggregated $3,061,071 and $576,851, respectively.

CLIFFORD CAPITAL PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8.  TAX MATTERS

As of December 31, 2014, the tax basis components of distributable earnings (accumulated losses) for the Fund were as follows:

Accumulated net investment income	$ 35,646
Unrealized appreciation *	198,017
$ 233,663

For Federal income tax purposes, the cost of investments owned at December 31, 2014, was $2,828,659. At December 31, 2014, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) on investments was as follows:

Gross unrealized appreciation on investment securities	$ 269,215
Gross unrealized depreciation on investment securities	(71,198)
Net unrealized appreciation on investment securities *	$ 198,017

* The difference between book and tax basis unrealized appreciation for the Fund is attributable primarily to wash sales.

On December 24, 2014, the Institutional Class paid an income distribution of $.0923 per share and a short-term capital gain distribution of $.1310 per share to shareholders on December 23, 2014 for a total distribution of $51,671.

On December 24, 2014, the Investor Class paid an income distribution of $.0527 per share and a short-term capital gain distribution of $.1310 per share to shareholders on December 23, 2014 for a total distribution of $2,500.

The tax character of distributions paid during the period January 31, 2014 (commencement of investment operations) through December 31, 2014 were as follows:

2014
Ordinary Income	$ 54,171

9.  SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated the impact of all subsequent events on the Fund through the issuance date of these financial statements and has noted no such events requiring accounting or disclosure.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders of

Clifford Capital Partners Fund and

Board of Trustees of Cottonwood Mutual Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Clifford Capital Partners Fund (the “Fund”), a series of Cottonwood Mutual Funds as of December 31, 2014, and the related statements of operations, changes in net assets, and the financial highlights for the period January 31, 2014 (commencement of operations) to December 31, 2014.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Clifford Capital Partners Fund as of December 31, 2014, the results of its operations, the changes in net assets, and the financial highlights for the period January 31, 2014 (commencement of operations) to December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

February 26, 2015

CLIFFORD CAPITAL PARTNERS FUND

EXPENSE ILLUSTRATION

DECEMBER 31, 2014 (UNAUDITED)

Expense Example

As a shareholder of the Clifford Capital Partners Fund (the "Fund"), you incur ongoing costs which typically consist of management fees and Shareholder Service Fees (Investor Class Shares). This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

CLIFFORD CAPITAL PARTNERS FUND

EXPENSE ILLUSTRATION (CONTINUED)

DECEMBER 31, 2014 (UNAUDITED)

Institutional Class	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2014	December 31, 2014	July 1, 2014 to December 31, 2014

Actual	$1,000.00	$1,079.84	$4.72
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.67	$4.58

* Expenses are equal to the Institutional Class annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Investor Class	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2014	December 31, 2014	July 1, 2014 to December 31, 2014

Actual	$1,000.00	$1,080.00	$5.77
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.66	$5.60

* Expenses are equal to the Investor Class annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

CLIFFORD CAPITAL PARTNERS FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2014 (UNAUDITED)

Proxy Voting Procedures

The Company’s Board of Trustees has approved proxy voting procedures for the voting of proxies relating to securities held by the Fund.  Records of the Fund’s proxy voting records are maintained and are available for inspection.  The Board is responsible for overseeing the implementation of the procedures.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 866-878-5677; or on the SEC website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Company now files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q.  These forms are available on the SEC’S website at http://www.sec.gov.  They may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

Additional Information

The Fund's Statement of Additional Information ("SAI") includes additional information about the Trustees and is available, without charge, upon request.  You may call toll-free (866) 878-5677 to request a copy of the SAI or to make shareholder inquiries.

CLIFFORD CAPITAL PARTNERS FUND

TRUSTEES AND OFFICERS

DECEMBER 31, 2014 (UNAUDITED)

Information about Trustees who are “interested persons” of the Fund as defined under the 1940 Act, and each officer of the Fund, including their principal occupations during the past five years, is as follows:

Interested Trustee and Officers

Name, Address** and Age	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Daniel T. Hart* Age: 61	Chairman of the Board of Trustees and President	Indefinite Term; Since 2012	Managing Director and Head of Sales and Business Development, Cortland Fund Services, LLC, 2010 to present; Principal, International Financial Administration (providing administrative support to hedge funds and private equity funds) 2005 to 2010.	3	None
Julian G. Winters Age: 46	Chief Compliance Officer	Indefinite Term; Since 2012	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.	N/A	N/A
Greg Myers Age: 38	Treasurer	Indefinite Term; Since 2012	Managing Director of Cortland Capital Market Services since May 2008; Manager of Specialty Bank Loans for LaSalle Bank Global Securities and Trust Services Group; July 2003 to August 2008.	N/A	N/A
Stuart Wood Age: 34	Vice President	Since December 2012

Director of Fund Administration for Cortland Capital Market Services since April 2012; Vice President of Financial Control for Citadel Solutions/Omnium/Northern Trust Hedge Fund Services from September 2008 to April 2012.

				N/A	N/A
John H. Lively Age: 45	Secretary	Indefinite Term; Since 2012

Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to present: Attorney, Husch Blackwell Sanders LLP (law firm), March 2007 to February 2010; Managing Attorney, Raymond James Financial (financial services), September 2005 to March 2007; Assistant General Counsel, AIM Investments (investment advisor), October 2000 to September 2005.

				N/A	N/A
Cynthia D. Baughman Age: 45	Assistant Secretary	Indefinite Term; Since 2012

Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), July 2011 to present; Associate, Investment Law Group, LLP (law firm) (May 2009 – June 2011); Associate, Dechert, LLP (law firm) (Oct. 1999 – Feb. 2009).

				N/A	N/A

 * Trustees who are considered "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of their affiliation with the Investment Adviser.

** The address of each trustee and officer is c/o Cottonwood Mutual Funds, 225 West Washington Street, 21st Floor, Chicago, Illinois 60606.

CLIFFORD CAPITAL PARTNERS FUND

TRUSTEES AND OFFICERS (CONTINUED)

DECEMBER 31, 2014 (UNAUDITED)

Information about Trustees who are not “interested persons” of the Fund as defined under the 1940 Act, including their principal occupations during the past five years, is as follows:

Independent Trustees

Name, Address** and Age	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Leif Bollinger Age: 42	Independent Trustee	Indefinite Term; Since 2012	Product Development Manager, CAN National Warranty Corporation, May 2011 to present; Vice President of Business and Product Development, Guardian Warranty, June 2008 to March 2010; Product Manager (Insurance), Harley Davidson Financial services, 2006 to 2008.	3	None
Shane Homan Age: 39	Independent Trustee	Indefinite Term; Since 2013	Director of Corporate Accounting for Harley Davidson Financial Services, Inc. since 2006.	3	None

** The address of each trustee is c/o Cottonwood Mutual Funds, 225 West Washington Street, 21st Floor, Chicago, Illinois 60606.

Investment Adviser

Clifford Capital Partners, LLC

Administrator

Cortland Fund Services LLC

Dividend Paying Agent,

Shareholder Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Distributor

Rafferty Capital Markets, LLC

Custodian
UMB Bank, N.A.

Legal Counsel

The Law Offices of John H. Lively & Associates, Inc.

A member firm of the 1940 Act Law Group™

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services

(a)

Audit Fees

FY 2014

$ 16,500

FY 2013

$ 16,000

(b)

Audit-Related Fees

Registrant

FY 2014

$ 0

FY 2013

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2014

$ 3,000

FY 2013

$ 3,000

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2014

$ 0

FY 2013

$ 0

Nature of the fees:

Not applicable.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COTTONWOOD MUTUAL FUNDS

By /s/ Daniel T. Hart

 Daniel T. Hart

 Trustee and Principal Executive Officer

Date  March 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Daniel T. Hart

Daniel T. Hart

Trustee and Principal Executive Officer

/s/ Greg Myers

Greg Myers

Treasurer and Principal Financial Officer

Date  March 9, 2015

* Print the name and title of each signing officer next his signature.